EXHIBIT 32.01
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
STATES CODE)
     In connection with the Quarterly Report of LecTec Corporation (the “Company”) on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Judd A. Berlin, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Judd A. Berlin
Judd A. Berlin
August 14, 2008	Chief Executive Officer (principal executive and financial officer)